UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 27, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as depositor under an Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-S4)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-106093          75-2006294
--------                           ----------          ----------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                   55437
----------------------                                   -----
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000






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Item 5. Other Events.
        ------------

         The consolidated financial statements of the insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2003 are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601 (a) of
                           Regulation S-K

Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------

1                          23                        Consent of
                                                     PricewaterhouseCoopers LLP,
                                                     independent auditors of
                                                     MBIA Inc. and subsidiaries
                                                     withrespect to the
                                                     Residential Funding
                                                     Mortgage Securities I, Inc.
                                                     Mortgage Pass-Through
                                                     Certificates, Series
                                                     2004-S4.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.


                                       By:     /s/ Benita Bjorgo
                                          --------------------------
                                       Name:   Benita Bjorgo
                                       Title:  Vice President


Dated: April 28, 2004






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                                  EXHIBIT INDEX

                  Item 601 (a) of                                 Sequentially
Exhibit           Regulation S-K                                  Numbered
Number            Exhibit No.               Description           Page
------            -----------               -----------           ----

1                     23          Independent Auditors' Consent       6






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                                    EXHIBIT I